General	12 Months Ended
Dec. 31, 2024
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	B.O.S. Better Online Solutions Ltd. (“BOS” or the “Company”) is an Israeli corporation.

The Company’s shares are listed on NASDAQ under the ticker BOSC.

b.	The Company has three operating segments: the Intelligent Robotics segment managed by the Company, the RFID Division segment, and the Supply Chain Solutions segment, both of which are managed through the Company’s subsidiaries (see Note 16).

The Company’s wholly owned subsidiaries include:

1.	BOS-Dimex Ltd., (“BOS-Dimex”), is an Israeli company that provides comprehensive turn-key solutions for Automatic Identification and Data Collection (AIDC), combining a mobile infrastructure with software application of manufacturers that we represent. In addition, BOS-Dimex offers on-site inventory count services in the fields of apparel, food, convenience and pharma, asset tagging and counting services for corporate and governmental entities. BOS-Dimex comprises the RFID segment

2.	BOS-Odem Ltd. (“BOS-Odem”), is an Israeli company that is a distributor of electro-mechanical components, mainly to customers in the aerospace, defense and other industries and a supply chain service provider for aviation customers that seek a comprehensive solution to their components-supply needs. BOS-Odem is part of the Supply Chain Solutions segment; and

3.	Ruby-Tech Inc., a New York corporation, is a wholly-owned subsidiary of BOS-Odem and a part of the Supply Chain Solutions segment.

c.	Iron Swords War

In October 2023, the Israeli government declared a state of war in response to an attack on civilians at its southern border. Subsequently, additional attacks were launched towards northern Israel. The new security situation has led to several challenges, including some disruptions in supply chains, and a shortage of personnel due to mobilization for reserve duty.

Regional tensions involving Houthis attacks on commercial ships have recently intensified, affecting shipping operation at the Red Sea. This could lead to delays in shipments as well as increased shipping costs.

The Company has taken measures to ensure the safety of its employees and business partners, as well as the communities in which it operates, in order to minimize any potential impact on its business, including avoidance of disruption to operation in its facilities in Israel.

The security situation in Israel had a non-material impact on the Company’s business results. As of today, the majority of the Company’s employees in Israel who had been called up for reserve duty have now returned to full-time work. However, since the developments related to the war situation, as well as its duration, are unpredictable, the Company has no ability to estimate the extent of the war’s potential impact on its future business and results. The Company continuously monitors the developments and will take all necessary actions to minimize any negative consequences to its operations and assets.